STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	17
Beginning Date of Collection Period	01-Feb-05
End Date of Collection Period	28-Feb-05
Payment Date	21-Mar-05
Previous Payment Date	22-Feb-05

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	34,103,426.21
Available Payment Amount	33,864,359.96
Principal Collections	29,714,232.71
Interest Collections (net of servicing fee)	4,150,127.25
Net of Principal Recoveries	4,125,023.34
Principal Recoveries	25,103.91
Servicing Fee	258,456.25
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	34,103,426.21
Interest Paid to Notes and Components	1,016,180.92
Principal Paid to Notes and Components	30,638,988.38
Transferor - pursuant to 5.01 (a) (xiv)	2,189,800.66
Servicing Fee	258,456.25

Group 1 Pool Balance
Beginning Pool Balance	620,294,989.53
Principal Collections (including repurchases)	29,714,232.71
Additional Principal Reduction Amount	924,755.67
Ending Pool Balance	589,656,001.15

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.48%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.74%
Net Yield	6.74%
Realized Losses	899,651.76
Cumulative Realized Losses	5,966,194.76
Cumulative Loss Percentage	0.51%
Delinquent Loans
One Payment Principal Balance of loans	27,625,846.01
One Payment Number of loans	249
Two Payments Principal Balance of loans	6,626,213.50
Two Payments Number of loans	63
Three+ Payments Principal Balance of loans	38,033,157.14
Three+ Payments Number of loans	381

Two+ Payments Delinquency Percentage	7.57%
Two+ Payments Rolling Average	7.08%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	5,746
Number of loans outstanding end of period	5,497
Number of REO as of the end of the Collection Period	104
Principal Balance of REO as of the end of the Collection Period	8,465,421.88

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	2,189,800.66
Principal Payment Amount	29,714,232.71
Principal Collections	29,714,232.71
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	9,172,378.99
Available Payment Amount	9,114,071.78
Principal Collections	8,126,612.73
Interest Collections (net of servicing fee)	987,459.05
Net of Principal Recoveries	987,459.05
Principal Recoveries	0.00
Servicing Fee	58,307.21
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	9,172,378.99
Interest Paid to Notes and Components	225,665.71
Principal Paid to Notes and Components	8,279,070.63
Transferor - pursuant to 5.01 (a) (xiv)	609,335.44
Servicing Fee	58,307.21

Group 2 Pool Balance
Beginning Pool Balance	139,937,302.61
Principal Collections (including repurchases)	8,126,612.73
Additional Principal Reduction Amount	152,457.90
Ending Pool Balance	131,658,231.98

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.97%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.31%
Net Yield	7.66%
Realized Losses	152,457.90
Cumulative Realized Losses	1,146,977.99
Cumulative Loss Percentage	0.40%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	5,932,878.30
One Payment - Number of mortgage loans	52
Two Payments - Principal Balance of mortgage loans	2,030,106.77
Two Payments - Number of mortgage loans	17
Three+ Payments - Principal Balance of mortgage loans	10,172,327.89
Three+ Payments - Number of mortgage loans	93

Two+ Payments Delinquency Percentage	9.27%
Two+ Payments Rolling Average	8.48%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,135
Number of loans outstanding end of period	1,091
Number of REO as of the end of the Collection Period	27
Principal Balance of REO as of the end of the Collection Period	2,480,612.53

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	609,335.44
Principal Payment Amount	8,126,612.73
Principal Collections	8,126,612.73
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	2.59938%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	2.88938%
Class A-1 Note Rate	2.88938%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.19938%
Class M-1 Component Rate	3.19938%
Group 1 Available Funds Cap	9.19977%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	2.92938%
Class A-2 Note Rate	2.92938%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.19938%
Class M-2 Component Rate	3.19938%
Group 2 Available Funds Cap	9.46481%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	29.777891
2. Principal Payment per $1,000	28.843536
3. Interest Payment per $1,000	0.934355

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	2.88938%
2. Days in Accrual Period	27

3. Class A-1 Interest Due	771,957.95
4. Class A-1 Interest Paid	771,957.95
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	356,227,727.96
2. Class A-1 Principal Due	23,830,327.50
3. Class A-1 Principal Paid	23,830,327.50
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	332,397,400.46

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4311677
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4023242
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5637141

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	33.056856
2. Principal Payment per $1,000	32.196869
3. Interest Payment per $1,000	0.859988

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	2.92938%
2. Days in Accrual Period	27

3. Class A-2 Interest Due	171,994.95
4. Class A-2 Interest Paid	171,994.95
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	78,285,028.10
2. Class A-2 Principal Due	6,439,277.16
3. Class A-2 Principal Paid	6,439,277.16
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	71,845,750.94

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.3914310
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.3592341
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.5456989

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	29.878138
2. Principal Payment per $1,000	28.843536
3. Interest Payment per $1,000	1.034602

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.19938%
2. Days in Accrual Period	27

3. Class M-1 Interest Due	244,222.97
4. Class M-1 Interest Paid	244,222.97
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	101,779,289.27
2. Class M-1 Principal Due	6,808,660.88
3. Class M-1 Principal Paid	6,808,660.88
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	94,970,628.39

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4311677
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4023242
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1610611

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	33.136121
2. Principal Payment per $1,000	32.196869
3. Interest Payment per $1,000	0.939252

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.19938%
2. Days in Accrual Period	27

3. Class M-2 Interest Due	53,670.76
4. Class M-2 Interest Paid	53,670.76
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	22,367,150.87
2. Class M-2 Principal Due	1,839,793.47
3. Class M-2 Principal Paid	1,839,793.47
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	20,527,357.40

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.3914310
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.3592341
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1559140

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on March 21, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 14th day of March, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ Dennis Mickey
A Servicing Officer